REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                               EIF Holdings, Inc.

                                       AND

                                  Leo J. Manta
                                 Steven A. Manta
                                Michael J. Chakos
                                  John L. Manta
                                  Allan DeLange
                          John L. Manta, as Trustee of
                               Zachary Manta Trust
                          John L. Manta, as Trustee of
                                Erica Manta Trust
                          John L. Manta, as Trustee of
                              Alexander Manta Trust
                                  Leo G. Manta
                                 Jon S. Claypool





                                                 November 18, 1997

                                           REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this "Agreement") is made as of November 18, 1997, by and among EIF Holdings, Inc., a Hawaii corporation (the "Buyer"), and Leo J. Manta, Steven A. Manta, Michael J. Chakos, John
     L. Manta, Allan DeLange, John L. Manta, as Trustee of Zachary Manta Trust, John L. Manta, as Trustee of Erica Manta Trust, John L. Manta, as Trustee of Alexander Manta Trust, Leo G. Manta, and Jon S. Claypool (collectively the "Sellers").

                                                     Recitals

         This Agreement has been executed and delivered pursuant to and in accordance with the terms and conditions of a certain Stock Purchase Agreement, dated September 30, 1997, by and among the Buyer and the Sellers (the "Stock Purchase Agreement") pursuant to which and contemporaneously with the execution hereof, Buyer is purchasing all of the issued and outstanding capital stock of J.L. Manta, Inc., an Illinois corporation. Capitalized terms used in this Agreement without definition shall have the respective meanings set forth in the Stock Purchase Agreement.

         The Buyer desires to grant certain registration rights to the Sellers with respect to certain securities of the Buyer delivered to the Sellers in consideration for, or otherwise in connection with, the transactions set forth in or contemplated under either the Stock Purchase Agreement or any of the Buyer Transaction Documents.

                                                     Agreement

         Now, therefore, the parties hereto, intending to be legally bound, mutually agree as follows:

          1. Definitions. As used in this Agreement the following terms shall have the following respective meanings:

          "Additional Stock Option Agreements" means the additional Stock Option Agreements to be delivered to Sellers pursuant to the Stock Purchase Agreement.

          "Convertible Securities" means the Convertible Promissory Notes, Retention Bonus Agreements, Stock Option Agreements, and Additional Stock Option Agreements.

          "Convertible Promissory Notes" means the Convertible Promissory Notes issued to the Sellers pursuant to the Stock Purchase Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holders" mean persons owning of record Registrable Securities and/or Convertible Securities.

          "Retention Bonus Agreements" means the Retention Bonus Agreements executed and delivered pursuant to the Stock Purchase Agreement.

         "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "Registrable Securities" means the Shares; provided, however, notwithstanding the foregoing, Registrable Securities shall not include any Shares sold after the date hereof to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction, or securities eligible for resale pursuant to Rule 144(k).

         "Registration Expenses" shall mean all expenses incurred by the Buyer in complying with Sections 2(a), 2(b) and 2(c) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Buyer, blue sky fees and expenses and the expense of any special audits incurred by the Buyer incident to or required by any such registration.

          "Requisite Holders" shall mean the Holders of a majority in interest of the Shares.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

         "Shares" shall mean shares of the Buyer's common stock, no par value, duly issuable to the Sellers upon the conversion of the Convertible Promissory Notes, the conversion of the Retention Bonus Agreements or the exercise of options granted pursuant to the terms of any of the Stock Option Agreements or Additional Stock Option Agreements.

          "Stock Option Agreements" means the Stock Option Agreements issued to the Sellers pursuant to the Stock Purchase Agreement.

         "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         "SEC" or "Commission" means the Securities and Exchange Commission.

2.       Registration:

         (a) Piggyback Registrations. The Company shall notify the Holders in writing at least thirty (30) days prior to the filing of any registration statement  under  the  Securities  Act for  purposes  of a  public  offering  of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford the Holders an opportunity to include in such registration statement all of the Registrable Securities then held by the Holders or duly issuable to such Holders prior to the filing of the subject registration statement with the SEC upon their exercise of any option or conversion right under any Convertible Security (the "Converted Securities"). The Holders desiring to include in any such registration statement all or any part of the Registrable Securities held by it or, Converted Securities to be held by it, shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities or Converted Securities by the Holders. If the Holders decide not to include all of their Registrable Securities or Converted Securities in any registration statement thereafter filed by the Company, the Holders shall nevertheless continue to have the right to include any Registrable Securities or Converted Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (1)......Underwriting.  If the  registration  statement  under which the Company gives notice under this Section 2(a) is for an underwritten offering, the Company shall so advise the Holders. In such event, the right of the Holders to be included in a registration pursuant to this Section 2(a) shall be conditioned upon the Holders' participation in such underwriting and the inclusion of the Holders' Registrable Securities and Converted Securities in the underwriting to the extent provided herein. The Holders shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to any shareholder of the Company (other than the Holders) possessing rights entitling such shareholder to have its shares of Common Stock registered on a pro rata basis; and third, to the Holders. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting.

                  (2)......Right  to Terminate  Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(a) prior to the effectiveness of such registration whether or not the Holders have elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2(c) hereof.

         (b) Form S-3 Registration. In the event that the Company receives from the Requisite Holders a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by the Requisite Holders, then the Company will:

                  (1)......as soon as practicable,  effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Requisite Holders' Registrable Securities as are specified in such request;
provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2(b):

          .........(i)  if Form S-3 (or any  successor  or similar  form) is not available for such offering by such Requisite Holders, or

          .........(ii) if such Requisite Holders,  together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000, or

                  .........(iii)  if the Company  shall furnish to the Requisite
Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Requisite Holders under this Section 2(b); provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

          .........(iv)  if the Company has, within the twelve (12) month period preceding the date of such request, already effected one (1) registration on Form S-3 for any of the Holders pursuant to this Section 2(b), or

          .........(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (2)......Subject  to the  foregoing,  the Company shall file a
Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request of the Requisite Holders. All such Registration Expenses incurred in connection with registrations requested pursuant to this Section 2(b) after the first registration shall be paid by the Holders participating in such registration.

         (c) Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration under
Section 2(a) hereinabove and the first registration, qualification or compliance pursuant to any registration under Section 2(b) herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations of Registrable Shares hereunder shall be borne by the Holders. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2(b), the request of which has been subsequently withdrawn by the Holders unless the withdrawal is based upon material adverse information concerning the Company of which the Holders were not aware at the time of such request.

         (d) Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (1)......Prepare   and  file  with  the  SEC  a   registration
statement as required hereunder with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective.

                  (2)......Prepare  and file  with the SEC such  amendments  and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (3)......Furnish  to the  Holders  such  number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities.

                  (4)......Use all commercially  reasonable  efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or Jurisdictions.

                  (5)......In  the event of any  underwritten  public  offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. The Holders participating in such underwriting shall also enter into and perform their obligations under such an agreement.

                  (6)......Notify the Holders of Registrable  Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (7)......Furnish,  at the request of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

         (e) Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect four
(4) years after the date hereof.

         (f)      Delay of Registration; Furnishing Information.

                  (1)......The  Holders  shall  not have any  right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                  (2)......It shall be a condition  precedent to the obligations of the Company to take any action pursuant to Section 2(a) or 2(b) that the Holders furnish to the Company such information regarding themselves, the Registrable Securities held by them, including the actual issuance of such Registrable Securities and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

                  (3)......The  Company shall have no obligation with respect to any registration requested pursuant to Section 2(a) or Section 2(b) if, due to the operation of subsection 2(f)(2), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2(b).

         (g) Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2(a) or 2(b):

                  (1)......To  the extent  permitted  by law,  the Company  will indemnify and hold harmless the Holders and legal counsel of the Holders, any underwriter (as defined in the Securities Act) for the Holders and each person, if any, who controls such Holders or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company or any of its affiliates, attorneys, auditors, or other representatives: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse the Holders, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2(g)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holders, underwriter or controlling person of the Holders.

                  (2)......To the extent  permitted by law, the Holders will, if
Registrable Securities held by the Holders are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, legal counsel, controlling person, or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that the Violation occurs in reliance upon and in conformity with written information furnished by the Holders under an instrument duly executed by the Holders and stated to be for use in connection with such registration, and the Holders will reimburse any legal fees or other expenses reasonably incurred by the Company or any such director, officer, legal counsel, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2(g)(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holders, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2(g) exceed the proceeds from the offering received by the Holders.

                  (3)......Promptly  after receipt by an indemnified party under this Section 2(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2(g), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2(g).

                  (4)......If the  indemnification  provided for in this Section
2(g) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (5)......The  obligations of the Company and the Holders under this Section 2(g) shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (h) "Market Stand-Off" Agreement. If requested by the Company or the representative of the underwriters of common stock (or other securities) of the Company, the Holders shall not sell or otherwise transfer or dispose of any Shares (or other securities) of the Company held by the Holders (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company shall enter into similar agreements.

         The obligations described in this Section 2(h) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of common stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

         (i) Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Requisite Holders of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2(i) shall be binding upon the Holders and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder including, but not limited to, this amendment provision.

         (j) Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (1)......Make and keep public information available,  as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

          (2)......File  with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

                  (3)......So   long  as  the   Holders   own  any   Registrable
Securities, or any of the Convertible Securities remain outstanding, furnish to such Holders forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Holders may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         (k) Filing of SEC Reports. As promptly as possible following the Closing Date of the Stock Purchase Agreement, but in all events no later than March 31, 1998 (the "Filing Deadline Date"), the Company shall file all forms, reports and documents that were required to be filed (but were not filed) by it with the SEC and/or NASDAQ at any time prior to the Filing Deadline Date (the ("Delinquent SEC Reports"). From and after the Filing Deadline Date, and for so long as this Agreement remains in effect, the Company shall timely file with the SEC, NASDAQ and any other stock exchange upon which its capital stock or other securities is listed or quoted all forms, reports and documents required to be filed therewith by the Company under the Exchange Act or the Securities Act or any of the rules and regulations promulgated thereunder. All such forms, reports and documents shall comply as to form, content and otherwise with all applicable requirements of the Exchange Act, the Securities Act and the rules and regulations promulgated thereunder.

3.       Miscellaneous.

         (a) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Illinois without regard to conflicts of laws principles.

         (b) Assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. No party hereto may assign any of its rights or delegate any of its obligations under this Agreement to any other person or entity without the prior written consent of the other parties hereto.

         (c) Entire Agreement. This Agreement, the Stock Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         (d) Severability. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         (e) Amendment and Waiver. Except as otherwise expressly provided, this Agreement may be amended or modified, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of the Company and the Requisite Holders.

         (f) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to the Holders, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on the Holders' part of any breach, default or noncompliance under the Agreement or any waiver on such Holders' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to the Holders, shall be cumulative and not alternative.

         (g) Notices. All notices required or permitted hereunder shall be given in accordance with Section 11(h) of the Stock Purchase Agreement.

         (h) Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         (j) Parties in Interest. Nothing in this Agreement is intended to provide any rights or remedies to any person or entity other than the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date set forth in the first paragraph hereof.

SELLERS:


-------------------------------             -------------------------------
Leo J. Manta      .........                 Steven A. Manta


-------------------------------             -------------------------------
Michael J. Chakos .........                 John L. Manta

-------------------------------             -------------------------------
Allan DeLange     .........                 John L. Manta, as Trustee of
                  .........                 Zachary Manta Trust

-------------------------------             -------------------------------
Leo G. Manta      .........                 John L. Manta, as Trustee of
                  .........                 Alexander Manta Trust

-------------------------------             -------------------------------
Jon S. Claypool   .........                 John L. Manta, as Trustee of
                  .........                 Erica Manta Trust

BUYER:

EIF HOLDINGS, INC.


By:               .........
         Frank J. Fradella, President

g:\common\corp\agreemnt\stockpur\eif-exh\exhibit.reg
Page 213